SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (D)
                                    of the
                        SECURITIES EXCHANGE ACT OF 1934

                        Date of Report:   April 1, 1999


                            PLANET RESOURCES, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
        (State or other jurisdiction of incorporation or organization)

          1-7149                              82-0277987
     (Commission  File  Number)          (IRS  Employer Identification Number)

                             C/O HUNTER M.A. CARR
                                   PRESIDENT
                            PLANET RESOURCES, INC.
                         ONE TEN PARK PLACE, SUITE 200
                             HOUSTON, TEXAS 77084
                   (Address of principal executive offices)

                                (281) 578-8800
             (Registrant's telephone number, including area code)

                         ONE TEN PARK PLACE, SUITE 200
                             HOUSTON, TEXAS 77084
         (Former name or former address, if changed since last report)







ITEM  1.          CHANGES  IN  CONTROL  OF  REGISTRANT
--------          ------------------------------------

     (a) On March 30, 1999 the registrant agreed to acquire 100% of the capital stock of National Law Library, Inc. ("National") in exchange for 17,020,000 of common stock of the registrant. However, because the registrant does not have a sufficient number of authorized shares of common stock to complete the acquisition of 100% of the outstanding capital stock of National, 6,000,000 shares were issued to Hunter M.A. Carr, the controlling shareholder of National. Prior to the acquisition, National had approximately ten (10) shareholders. Effective March 26, 1999 the registrant reduced the total number of outstanding shares of common stock from 4,000,000 to 2,000,000. When all of the shares of the Registrant agreed to be issued for the acquisition of 100% of the outstanding capital stock of National have been issued, the former shareholders of the registrant will own 10% of the total number of outstanding shares of common stock.

     Effective as of the closing date, the registrant's officers and two of its directors resigned. A.W. Dugan remained as a director. Hunter M.A. Carr, Jonathan C. Gilchrist and Kelley V. Kirker were appointed as new directors. Hunter M.A. Carr was elected President and CEO and Jonathan C. Gilchrist was elected Secretary and Treasurer.

     (b) Security ownership of Certain Beneficial Owners and Management immediately after the closing date:

 Title  of           Name and Address        Amount and Nature        Percent
   Class            of Beneficial Owner        of Ownership          of Class
---------          --------------------      ------------------      ---------

 Common                A.W.  Dugan              1,517,091(1)             19%
 Common             Hunter  M.A.  Carr          6,000,000                75%
                as  a  group  (2  Persons)

     (1) Options to purchase shares of common stock at a price of $.30 per share owned by A.W. Dugan were cancelled under the terms of the Agreement and Plan of Reorganization.


ITEM  2.          ACQUISITION  OR  DISPOSITION  OF  ASSETS
--------          ----------------------------------------

     (a) As a result of the acquisition, National will become a wholly-owned subsidiary of the registrant effective March 30, 1999. Based on the stock ownership that resulted from the acquisition, the transaction will be accounted for as a purchase in which National is assumed to have acquired the registrant. The combined company will engage in the business of Internet law research.

     (b)          All  of  the  assets owned by National were used in business
activities  as  described  in  the  previous  paragraph.    The registrant was
formerly  involved  in  the  business  of  mineral extraction.


ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS.
--------          -------------------------------------

     (a)          Financial  statements  of  business  acquired.

     At the date of filing this report, the required financial statements of National had not been completed and were not available for filing herein. The registrant has undertaken to file a report on Form 10-KSB as of March 31, 1999 that shall include the required financial statements of National and the pro forma financial information required by paragraph (b) of this item.

     (b)          Pro  forma  financial  information.

          See  paragraph  (a)  of  this  item  above.

     (c)          Exhibits.

          Exhibit A - Agreement and Plan of Reorganization (without schedules and exhibits - except Exhibit A)


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     PLANET  RESOURCES,  INC.



     By:/s/Hunter  M.A.  Carr
        ---------------------
             Hunter  M.A.  Carr,  President  and  CEO


Date:    April  1,  1999


                                   EXHIBIT A

                              AGREEMENT AND PLAN

                               OF REORGANIZATION



                                 by and among



                            PLANET RESOURCES, INC.


                          NATIONAL LAW LIBRARY, INC.


                                    and the


                  STOCKHOLDERS OF NATIONAL LAW LIBRARY, INC.








     iii
                               TABLE OF CONTENTS




1.    EXCHANGE  OF  SHARES                                                 1
2.    DELIVERY  OF  SHARES                                                 1
3.    REPRESENTATIONS  AND  WARRANTIES  OF  NATIONAL  AND  STOCKHOLDERS    1
3(a)    Securities  Holders                                                1
3(b)    Financial  Statements                                              1
3(c)    Undisclosed  Liabilities                                           2
3(d)    Absence  of  Changes                                               2
3(e)    Litigation,  Etc.                                                  2
3(f)    Compliance;  Governmental  Authorizations                          2
3(g)    Due  Organization,  Etc.                                           2
3(h)    Tax  Matters                                                       2
3(i)    Agreements,  Etc.                                                  3
3(j)    Title  to  Property  and  Related  Matters                         3
3(k)    Corporate  Records                                                 3
3(l)    Licenses;  Trademarks;  Trade  Names,  Etc.                        3
3(m)    Authorization  by  National                                        3
3(n)    Capitalization                                                     3
3(o)    Full  Disclosure                                                   3
3(p)    Brokerage  or  Finder's  Fees                                      4
3(q)    Share  Ownership                                                   4
3(r)    Approvals  Required                                                4
4.    REPRESENTATIONS  AND  WARRANTIES  OF  PLANET                         4
4(a)    Shares  of  Common  Stock                                          4
4(b)    Due  Authorization,  Etc.                                          4
4(c)    Financial  Statements                                              4
4(d)    Undisclosed  Liabilities                                           4
4(e)    Material  Adverse  Change                                          4
4(f)    Litigation,  Etc.                                                  5
4(g)    Due  Organization,  Etc.                                           5
4(h)    Tax  Matters                                                       5
4(i)    Agreements,  Etc.                                                  5
4(j)    Capitalization                                                     5
4(k)    Disclosure  of  Material  Facts                                    5
4(l)    Corporate  Records                                                 5
4(m)    Stockholders  List                                                 6
4(n)    Title  to  Assets                                                  6
4(o)    Compliance;  Governmental  Authorizations                          6
4(p)    Brokerage  Fees                                                    6
4(q)    SEC  Filings                                                       6
5.    AFFIRMATIVE  COVENANTS  OF  PLANET,  NATIONAL  AND  STOCKHOLDERS     6
5(a)    Filing  of  Form  8-K                                              6
5(b)    Preparation  of  Disclosure  Statement                             6
5(c)    Application  to  NASDAQ                                            6
5(d)    Delivery  of  Disclosure  Statement                                6
5(e)    Delivery  of  Documents                                            7
5(f)    Future  Stock  Distributions                                       7
5(g)    Change  of  Corporation  Name                                      7
5(h)  Reserved                                                             7
5(i)    Anti-Dilution                                                      7
5(j)    Waiver  of  Preemptive  Rights                                     7
6.    CLOSING                                                              7
7.    CONDITIONS  PRECEDENT  TO OBLIGATIONS OF NATIONAL AND STOCKHOLDERS   7
7(a)    Truth  of  Representations  and  Warranties                        7
7(b)    Compliance  with  Covenants                                        7
7(d)    Approval  by  Legal  Counsel                                       7
7(e)    Opinion  of  Counsel                                               8
7(f)    Officers'  Certificate                                             8
8.    CONDITIONS  PRECEDENT  TO  OBLIGATIONS  OF  PLANET                   8
8(a)    Truth  of  Representations  and  Warranties                        8
8(b)    Compliance  with  Covenants                                        9
8(c)    Delivery  of  Investment  Letter                                   9
8(d)    Delivery  of  Exhibits  and  Schedules                             9
8(e)    Opinion  of  Counsel                                               9
9.    INDEMNIFICATION                                                      9
10.    NATURE  OF  REPRESENTATIONS  AND  WARRANTIES                        9
11.    DOCUMENTS  AT  CLOSING                                             10
11(a)    Documents  Delivered  by  the  Stockholders                      10
11(b)    Documents  Delivered  by  Planet                                 10
12.    MISCELLANEOUS                                                      10
12(a)    Further  Assurances                                              10
12(b)    Waivers                                                          11
12(c)    Notices                                                          11
12(d)    Headings                                                         11
(e)    Counterparts                                                       11
12(f)    Governing  Law                                                   11
12(g)    Binding  Effect                                                  11
12(h)    Entire  Agreement                                                11
12(i)    Time                                                             11
12(j)    Severability                                                     12
12(k)    Default  Costs                                                   12

                                   EXHIBITS

A.          Holders  of  Planet  Common  Stock  after  Closing
B.          National's  financial  statements  at  February  28,  1999
C.          Certificate  and  Bylaws  of  Planet
D.          Planet's  Stockholders'  List
E.          Planet  Financial  Statements  at  June  30,  1998
F.          Form  10-K  and  Form  10-Q
G.          Form  of  Investment  Letter
H.          National  Material  Contracts
I.          Planet  Material  Contracts
J.          Indemnification  Agreement  from  New  Planet  Resources,  Inc.
K.          Distribution  Agreement

                                   SCHEDULES

I.          As  to  National:

     1.          Liabilities of National Not Disclosed in Financial Statements
     2.          Adverse  Changes  since  the date of the Financial Statements
     3.          Litigation
     4.          Exceptions  to  Compliance  with  Laws  and  Regulations
     5.          Material  Agreements
     6.          Exceptions  to  Title to Properties and List of Real Property
     7.          Licenses,  Trademarks,  Tradenames,  Etc.
     8.          National's  Capitalization

II.          As  to  Planet:

     9.          Liabilities  of  Planet Not Disclosed in Financial Statements
     10.        Adverse Changes Since the Date of the Financial Statements and
Form  10-Q
     11.          Litigation
     12.          Material  Agreements
     13.          Exceptions  to  Title  to  Properties
     14.          Exceptions  to  Compliance  with  Laws  and  Regulations

III.          Covenants:

15.          Reserved
16.          Anti-Dilution

                              Exhibit A - Page 12

                             Exhibit A  - Page 11

Exhibit  A    -  Page  1
                     AGREEMENT AND PLAN OF REORGANIZATION


     This Agreement and Plan of Reorganization (the "Agreement") is made and entered into this 25th day of March, 1999, by and among Planet Resources, Inc., a Delaware corporation (hereinafter referred to as "Planet"), National Law Library, Inc., a Texas corporation (hereinafter referred to as "National"), and the undersigned stockholders ("Stockholders") of National.


                               R E C I T A L S:
                               ---------------

     The Stockholders own all of the issued and outstanding shares of National's common stock. Planet desires to acquire all of the issued and outstanding common stock of National, making National a wholly-owned subsidiary of Planet, and Stockholders desire to exchange all of the shares of National's common stock, for designated shares of Planet's common stock to be issued. It is the intention of the parties hereto that: (i) Planet shall acquire all of the issued and outstanding common stock of National in exchange solely for the number of designated shares of Planet's authorized but unissued common stock set forth below (the "Exchange"); (ii) the Exchange shall qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and related sections thereunder; and (iii) the Exchange shall qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended, and under the applicable securities laws of each state or jurisdiction where Stockholders reside.

     NOW, THEREFORE, for the mutual consideration set out herein, the parties hereto agree as follows:

     1.          EXCHANGE  OF  SHARES1.    Exchange  of  Shares.   Planet, and
Stockholders agree that on the Closing Date (as hereinafter defined) Stockholders will exchange all of the issued and outstanding shares of the common stock of National (20,000,000 shares presently outstanding) for 6,000,000 shares (the "Shares") of Planet's common stock, $.001 par value per share (the "Common Stock") as then issued.

     2. DELIVERY OF SHARES2. Delivery of Shares. On the Closing Date, Stockholders will deliver to Planet the certificates representing all of the outstanding shares of National's common stock, duly endorsed (or with duly executed stock powers) so as to make Planet the sole owner thereof free and clear of all claims and encumbrances except as specifically assumed by Planet. Simultaneously, on the Closing Date, Planet will deliver the certificates representing the Shares to Trustees of the Stockholders. After delivery to Planet of certificates representing all outstanding shares of National and delivery of the Shares, the issued and outstanding shares of Planet's Common Stock will be held of record by the persons and in the amounts described in Exhibit "A."

     3.          REPRESENTATIONS AND WARRANTIES OF NATIONAL AND STOCKHOLDERS3.
Representations and Warranties of National and Stockholders. Subject as set out in Section 10, the Stockholders, jointly and severally, as a material inducement to Planet to enter into this Agreement and consummate the transactions contemplated hereby, make the following representations and warranties to Planet, which representations and warranties are true and correct in all material respects on the Closing Date:

          3(a)          Securities  Holders3(a)    Securities  Holders.    The
                        -------------------
Stockholders are the only owner, of record, of all of the issued and outstanding shares of National's common stock.

          3(b)        Financial Statements3(b)  Financial Statements.  Exhibit
                      --------------------
"B" is a copy of the balance sheets of National at February 28, 1999 (the "Financial Statements").

          The Financial Statements fairly present the consolidated financial condition of National as of the date thereof and the results of operations for the period covered. The Financial Statements have been prepared in accordance with generally accepted accounting principles, consistently applied, except as otherwise stated therein.

          3(c)          Undisclosed  Liabilities3(c)  Undisclosed Liabilities.
                        ------------------------
Except as set forth in Schedule 1, at the Closing Date, National: (i) will have no liabilities or obligations of any nature, fixed or contingent, matured or unmatured, which are not shown or otherwise provided for in the Financial Statements except for liabilities and obligations specifically assumed by Planet or arising in the ordinary course of business, none of which is materially adverse; and (ii) all reserves established by National and set forth in the Financial Statements will be adequate and there will be no material loss contingencies (as such term is used in Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board) which are not adequately provided for.

          3(d)      Absence of Changes3(d)  Absence of Changes.  Except as set
                    ------------------
forth in Schedule 2, since the date of the Financial Statements, National's business has been operated in the ordinary course and there has not been:

               (i) Any material adverse change in the condition (financial or otherwise), assets, liabilities, earnings, net worth, business or prospects of National for such period, in the aggregate, or at any time during such period;

               (ii) Any damage, destruction or loss (whether or not covered by insurance) materially adversely affecting National, or its businesses;

               (iii) Any declaration, setting aside, or payment of any dividend or other distribution in respect of any shares of capital stock of National, or any direct or indirect redemption, purchase or other acquisition of any such stock;

               (iv) Any issuance or sale by National or agreement to sell any of its securities other than under the terms of the private placement memorandum dated February 1999; or

               (v) Any statute, rule, regulation or order adopted (including orders of regulatory authorities with jurisdiction over National or its business) which materially adversely affects National or its business.

          3(e)     Litigation, Etc3(e)  Litigation, Etc..  Except as set forth
                   ---------------
in Schedule 3, or in the Financial Statements; there are no actions, suits, claims, investigations or legal or administrative or arbitration proceedings current or so far as the stockholders are aware threatened against National, its assets or business, whether at law or in equity, or before or by any Federal, state, municipal, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality.

          3(f)        Compliance; Governmental Authorizations3(f)  Compliance;
                      ---------------------------------------
Governmental Authorizations. Except as set forth in Schedule 4, National has complied with all Federal, state, local or foreign laws, ordinances, regulations and orders applicable to its business, including without limitation, federal and state securities laws which, if not complied with, would materially and adversely affect the business of National. National has all Federal, state, local and foreign governmental licenses and permits necessary in the conduct of its business, and such licenses and permits are in full force and effect.

          3(g)          Due  Organization,  Etc3(g)    Due Organization, Etc..
                        -----------------------
National  is  a  corporation  duly  organized,  validly  existing  and in good standing under the laws of Texas. National has the power to own its properties and assets and to carry on its business as now presently conducted.

          3(h)          Tax  Matters3(h)  Tax Matters.  National has filed all
                        ------------
federal, state and local tax or related returns and reports due or required to be filed, which reports accurately reflect in all material respects the amount of taxes due. National has paid all amounts of taxes or assessments which would be delinquent if not paid as of the date of this Agreement, other than taxes or charges being contested in good faith or not yet finally determined.

          3(i)     Agreements, Etc3(i)  Agreements, Etc..  Schedule 5 contains
                   ---------------
a true and complete list and brief description of all material written or oral contracts, agreements, mortgages, obligations, understandings, arrangements, restrictions, and other instruments to which National is a party or by which National or its assets may be bound. True and correct copies of all written agreements set forth on Schedule 5 are appended in Exhibit "H." No event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default under any of the agreements set forth in Schedule 5.

          3(j)          Title  to  Property  and Related Matters3(j)  Title to
                        ----------------------------------------
Property and Related Matters. National has good and marketable title to all the properties, interests in properties and assets, real and personal, reflected as being owned by it on the Financial Statements or acquired by it after the date of the Financial Statements, of any kind or character, free and clear of any liens or encumbrances, except (i) those referred to in the notes to the Financial Statements, (ii) those set forth in Schedule 6, and (iii) liens for current taxes not yet delinquent. Schedule 6 contains a general description of all real property of National. Except as set forth in said
Schedule 6 and except for matters which may arise in the ordinary course of business, National's assets are in good operating condition and repair. To the best of knowledge of Stockholders, there does not exist any condition which materially interferes with the use thereof in the ordinary course of National's business.

          3(k)        Corporate Records3(k)  Corporate Records.  The corporate
                      -----------------
records, minute books, and other documents and records of National are complete and correct. Planet shall have the right to review all corporate records of National prior to the Closing Date.

          3(l)         Licenses; Trademarks; Trade Names; Etc. 3(l)  Licenses;
                       --------------------------------------
Trademarks; Trade Names, Etc. Schedule 7 contains a true and complete list of all licenses and all trademarks, trade names, service marks, copyrights, know-how, patents and applications for any of the foregoing owned by or registered in the name of National. There is no current or so far as the stockholders threatened claim or litigation against National contesting the right to use any of the trademarks, trade names and know-how or the validity of any of the licenses, copyrights and patents listed on Schedule 7, or asserting the misuse of any thereof, nor has there ever been any such claim or litigation.

          3(m)       Authorization by National3(m)  Authorization by National.
                     -------------------------
This Agreement constitutes a valid and binding agreement of Stockholders, enforceable in accordance with its terms except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, and other similar laws relating to, limiting or affecting the enforcement of creditors rights generally; and neither the execution and delivery of this Agreement nor the consummation by Stockholders of the transactions contemplated hereby, nor compliance with any of the provisions hereof, will violate any statute, law, rule or regulation or any order, writ, injunction or decree of any court or governmental authority enforceable against Stockholders, or violate or conflict with or constitute a default under (or give rise to any right of termination, cancellation or acceleration under) the terms or conditions or provisions of any note, bond, lease, mortgage, obligation, agreement, understanding, arrangement or restriction of any kind to which National or Stockholders is a party or by which National, Stockholders or their respective properties may be bound. No consent or approval by any governmental authority is required in connection with the consummation of the transactions contemplated hereby.

          3(n)          Capitalization3(n)    Capitalization.   The authorized
                        --------------
capitalization of National is as set forth in Schedule 8. Except as set forth in said Schedule 8, there are no outstanding or presently authorized securities, warrants, preemptive rights, subscription rights, options or related commitments of any nature to issue any of National's securities which are not reflected in the Financial Statements or in Schedule 8.

          3(o)         Full Disclosure3(o)  Full Disclosure.  The Stockholders
                       ---------------
have, and at the Closing Date will have, disclosed to Planet all events, conditions and facts materially affecting the business and prospects of National; and that Stockholders have not and will not have, at the Closing Date, withheld disclosure of any events, conditions, and facts which it may have knowledge of, or have reasonable grounds to know, may materially, adversely affect the business and prospects of National.

          3(p)     Brokerage or Finder's Fees3(p)  Brokerage or Finder's Fees.
                   --------------------------
National has not incurred, nor will it incur, any liability for brokerage or finder's fees or similar charges in connection with this Agreement or any of the transactions contemplated hereby.

          3(q)          Share  Ownership3(q)   Share Ownership.  The shares of
                        ----------------
National's common stock to be exchanged for the Shares in the Exchange are owned, of record, by Stockholders, free and clear of all liens and encumbrances of any kind and nature.

          3(r)       Approvals Required3(r)  Approvals Required.  No approval,
                     ------------------
authorization, consent, order or other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery by Stockholders of this Agreement or the consummation of the transactions described herein, except as disclosed herein and, except to the extent that the parties are required to file reports in accordance with relevant regulations under Federal and state securities laws.

     4. REPRESENTATIONS AND WARRANTIES OF PLANET4. Representations and Warranties of Planet . Subject as set out in Section 10(b)(ix) Planet, as a material inducement to Stockholders to enter into this Agreement and consummate the transactions contemplated hereby, make the following representations and warranties to Stockholders, which representations are true and correct at this date, and will be true and correct on the Closing Date as though made on and as of such date:

          4(a)        Shares of Common Stock4(a)  Shares of Common Stock.  The
                      ----------------------
Shares to be delivered to Stockholders at Closing will be valid and legally issued shares of Common Stock, free and clear of all liens, encumbrances, and preemptive rights, and will be fully-paid and non-assessable shares.

          4(b)      Due Authorization, Etc4(b)  Due Authorization, Etc..  This
                    ----------------------
Agreement has been duly authorized, executed, and delivered by Planet, and constitutes a legal, valid, and binding obligation of Planet, enforceable in accordance with its terms; no consent of any federal, state, municipal or other governmental authority is required by Planet for the execution, delivery or performance of this Agreement by Planet; no consent of any party to any contract or agreement to which Planet is a party or by which any of its property or assets are subject is required for the execution, delivery or performance of this Agreement by Planet.

          4(c)        Financial Statements4(c)  Financial Statements.  Exhibit
                      --------------------
"E" is a copy of Planet's audited financial statements at June 30, 1998, including balance sheets, income statements and changes in financial position and its audited financial statements at August 14, 1998 (collectively the "Statements"). The Statements fairly and accurately reflect the financial condition of Planet as of the dates thereof and the results of operations for the periods reflected therein. The Statements have been prepared in accordance with generally accepted accounting principles, consistently applied, except as otherwise stated therein; and the books and records, financial and others, of Planet are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

          4(d)          Undisclosed  Liabilities4(d)  Undisclosed Liabilities.
                        ------------------------
Except as set forth in Schedule 9, Planet: (i) has no material liabilities or obligations of any nature, fixed or contingent, matured or unmatured, which are not shown or otherwise provided for in the Statements; and (ii) all reserves established by Planet and set forth in the Statements are adequate and there are no material loss contingencies (as such term is used in Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board) which are not adequately provided for.

          4(e)          Material  Adverse Change4(e)  Material Adverse Change.
                        ------------------------
Except as set forth in Schedule 10, since the date of the Statements, there has not been, and as of the Closing Date there shall not have been, any material changes in Planet's condition (financial or otherwise), or liabilities (absolute, contingent or otherwise), whether or not arising from transactions in the ordinary course of business; provided, however, that the parties have agreed that the financial position of Planet will change to the extent that Planet incurs costs in connection with the transactions contemplated by this Agreement.

          4(f)     Litigation, Etc4(f)  Litigation, Etc..  Except as set forth
                   ---------------
in Schedule 11, or in the Statements; there are no actions, suits, claims, investigations or legal or administrative or arbitration proceedings pending or threatened against Planet, its assets or business, whether at law or in equity, or before or by any Federal, state, municipal, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality; nor does Planet know or have any reason to know of a threat of such litigation or any basis for any such action, suit, claim, investigation or proceeding.

          4(g)      Due Organization, Etc4(g)  Due Organization, Etc..  Planet
                    ---------------------
is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is qualified to business and in good standing in each state where it is required to be qualified and such qualification is material and has the corporate power to own its property and to carry on its business as now being conducted. The Certificate of Incorporation and By-Laws of Planet, as will be in effect on the Closing Date, are attached hereto as Exhibit "C" and are made a part hereof.

          4(h)     Tax Matters4(h)  Tax Matters.  By closing, Planet will have
                   -----------
filed all Federal, state and local, tax or related returns and reports due or required to be filed, which reports accurately reflect in all material respects the amount of taxes due. By closing, Planet will have paid all taxes or assessments which have become due, other than taxes or charges being contested in good faith or not finally determined.

          4(i)          Agreements, Etc4(i)  Agreements, Etc..  Planet has not
                        ---------------
breached, nor is there any pending or threatened claims or any legal basis for a claim that Planet has breached, nor has an event occurred which with the passing of time would constitute a breach of any of the terms or conditions of any agreements, contracts or commitments to which Planet is a party or by which Planet or its assets are bound. A list of all of Planet's material contracts, agreements or commitments (whether oral or written) is set forth on
Schedule 12 and true and correct copies of all such contracts and agreements are appended as Exhibit "I." The execution, delivery and performance of this Agreement by Planet will not be in conflict with or constitute a default under any provisions of applicable law, Planet's Certificate of Incorporation or By-Laws, or any agreement or instrument to which Planet is a party or by which it or its assets are bound.

          4(j)     Capitalization4(j)  Capitalization.  As of the date of this
                   --------------
Agreement, the capitalization of Planet consists of authorized common stock of 10,000,000 shares, $.001 par value per share, of which 4,000,000 are outstanding. However, on the Closing Date the authorized common will be 30,000,000 shares of which 2,000,000 will be outstanding in addition to the number of shares referred to in Section 4(p). All outstanding shares of the Common Stock have been duly authorized, validly issued, and are fully-paid and non-assessable, and all such shares were issued in compliance with all applicable federal and state securities laws. Except for the issuances of securities referred to in this Agreement, there are no outstanding or presently authorized securities, warrants, preemptive rights, subscription rights, options or related commitments of any nature to issue any of Planet's securities.

          4(k)        Disclosure of Material Facts4(k)  Disclosure of Material
                      ----------------------------
Facts. Planet has, and at the Closing Date will have, disclosed to National all events, conditions and facts materially affecting the business and prospects of Planet; and Planet has not and will not have, at the Closing Date, withheld disclosure of any events, conditions, and facts which it may have knowledge of, or have reasonable grounds to know may materially, adversely affect the business and prospects of Planet.

          4(l)        Corporate Records4(l)  Corporate Records.  The corporate
                      -----------------
financial records, minute books, and other documents and records of Planet are to be available to National at the time of the Closing Date and turned over to new management in their entirety at Closing. Such records are complete and correct and have been maintained in accordance with good business and accounting practices.

          4(m)      Stockholders List4(m)  Stockholders List. Exhibit "D" is a
                    -----------------
true, correct and complete statement, dated not more than 10 days prior to the Closing Date, setting forth the names and addresses of Planet's stockholders.

          4(n)      Title to Assets4(n)  Title to Assets.  Except as set forth
                    ---------------
in Schedule 13, Planet has good and marketable title to all of its assets, free of any liens and encumbrances.

          4(o)        Compliance; Governmental Authorizations4(o)  Compliance;
                      ---------------------------------------
Governmental Authorizations. Except as set forth in Schedule 14, Planet has complied in all respects with all Federal, state, local, or foreign laws, ordinances, regulations, and orders applicable to its business, including without limitation federal and state securities laws applicable to all offerings prior to the Closing Date. Planet has all Federal, state, local and foreign governmental licenses and permits material to and necessary in the conduct of its business, and such licenses and permits are in full force and effect, and no violations are or have been recorded in respect of any such licenses of permits, and no proceedings are pending or threatened to revoke or limit the use of such permits.

          4(p)          Brokerage  Fees4(p)    Brokerage Fees.  Planet has not
                        ---------------
incurred, nor will it incur, any liability for brokerage or finder's fees or similar charges in connection with this Agreement or any of the transactions contemplated hereby.

          4(q)       SEC Filings4(q)  SEC Filings.  Exhibit "F" contains true,
                     -----------
correct and complete copies of Form 10-K and Form 10-Q filed by Planet in respect of the fiscal years ended June 30, 1998 and all subsequent periods, such forms were true and accurate when filed and remain true and accurate except as set out in later filings and Schedule 10 contains a brief summary of all material changes in Planet's financial position and prospectus since the date of the last filing of Form 10-Q. All required filings are current as of the date of this Agreement

     5.          AFFIRMATIVE  COVENANTS OF PLANET, NATIONAL AND STOCKHOLDERS5.
Affirmative Covenants of Planet, National and Stockholders. Planet covenants Stockholders and Stockholders, jointly and severally, covenant to Planet that:

          5(a)        Filing of Form 8-K. 5(a)  Filing of Form 8-K Immediately
                      ------------------
after the Closing Date, Stockholders will procure the prompt preparation and file with the Securities and Exchange Commission appropriate notice describing this transaction on Form 8-K or other applicable form, and otherwise comply with the provisions of the Securities Exchange Act of 1934.

          5(b)       Preparation of Disclosure Statement. 5(b)  Preparation of
                     -----------------------------------
Disclosure Statement Immediately after the Closing Date, the Stockholders will procure the preparation of a disclosure statement containing the necessary information to comply with Rule 15(c)2(11) promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 and file such forms with one or more firms who are members of the National Association of Securities Dealers, Inc. ("NASD") and with NASD as are necessary to effect the quotation of Planet's securities in the NASD Electronic Bulletin Board System.

          5(c)        Application to NASDAQ. 5(c)  Application to NASDAQ After
                      ---------------------
Planet meets the requirements for initial inclusion, Stockholders will procure the prompt preparation and filing of an application with NASD to qualify the common stock of Planet for inclusion in the Regular NASDAQ system and quotation by the NASDAQ Stock Market or listing on the American Stock Exchange.

          5(d)          Delivery  of  Disclosure  Statement. 5(d)  Delivery of
                        -----------------------------------
Disclosure Statement The Stockholders will procure the delivery to Planet's former management of the disclosure statement which includes a description of this transaction so that Planet's former management can review the descriptions contained therein of Planet and the terms of the transactions contemplated by this Agreement.

          5(e)          Delivery of Documents. 5(e)  Delivery of Documents The
                        ---------------------
Stockholders will procure the delivery to Planet's former management, with a copy to its counsel (at the addresses set forth herein), all reports, registration statements and other documents, other than exhibits, as filed with the SEC and the NASD during the one year period commencing on the Closing Date.

          5(f)          Future  Stock  Distributions.  5(f)    Future  Stock
                        ----------------------------
Distributions After the Closing Date, Stockholders will procure the that any further distribution of Planet's stock to National's shareholders or otherwise will be completed in conformity with federal and state securities laws and regulations pertaining to registration; or, pursuant to an exemption from such registration requirements.

          5(g)      Change of Corporate Name. 5(g)  Change of Corporation Name
                    ------------------------
Management of National will promptly take the appropriate corporate action to change the name of Planet Resources, Inc. to National Law Library, Inc. or another appropriate name selected by management of National.

          5(h)          _______________.    Immediately  after the Closing5(h)
Reserved, management of Planet will promptly take the appropriate corporate action to distribute one hundred percent (100%) of the outstanding capital stock of Planet's wholly owned subsidiary, New Planet Resources, Inc., to the shareholders of Planet in accordance with the terms of the Distribution Agreement attached as Exhibit "K."

          5(i)          Anti-Dilution.  5(i)  Anti-Dilution After the Closing,
                        -------------
management  of  Planet  will  comply  with  the  provisions  of  Schedule  16.

          5(j)         Waiver of Preemptive Rights. 5(j)  Waiver of Preemptive
                       ---------------------------
Rights The Stockholders waive any rights of preemption they may have in respect of the transfer of the Common Stock of National whether arising under the articles of association of National or otherwise.

     6. CLOSING 6. Closing. The Closing (the "Closing") shall take place upon such date (the "Closing Date") as the parties hereto may mutually agree upon, but shall be no later than March 30, 1999. The Closing shall take place at the offices of Sonfield & Sonfield, 770 South Post Oak Lane, Suite 435, Houston, Texas 77056, or at such place as may be mutually agreed upon by the parties.

     7. CONDITIONS PRECEDENT TO OBLIGATIONS OF NATIONAL AND STOCKHOLDERS7. Conditions Precedent to Obligations of National and Stockholders. All obligations of Stockholders under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions:

          7(a)         Truth of Representations and Warranties. 7(a)  Truth of
                       -------- ------------------------------
Representations and Warranties The representations and warranties by or on behalf of Planet contained in this Agreement or in any certificate or document delivered to Stockholders pursuant to the provisions hereof shall be true in all material respects at and as of the time of Closing as though such representations and warranties were made at and as of such time.

          7(b)          Compliance  with  Covenants.    7(b)   Compliance with
                        ---------------------------
CovenantsPlanet shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

          7(c)     Election of New Directors.  The present Directors of Planet
                   -------------------------
shall have caused the appointment of Hunter M.A. Carr, Jonathan Gilcrest and Kelly V. Kirker to the Board of Directors of Planet as directed by National and will have arranged for the resignation of Michael Branstetter and Jack N. York.

          7(d)      Approval by Legal Counsel. 7(d)  Approval by Legal Counsel
                    -------------------------
All instruments and documents delivered to National and Stockholders pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for National and Stockholders.

          7(e)       Opinion of Counsel. 7(e)  Opinion of Counsel Planet shall
                     ------------------
have delivered to Stockholders an opinion of Planet's counsel, dated the Closing Date, to the effect that:

               (i) Planet is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

               (ii) Planet has the corporate power to carry on its business as now being conducted;

               (iii) This Agreement has been duly authorized, executed and delivered by Planet and is a valid and binding obligation of Planet, enforceable in accordance with its terms, except to the extent that enforcement is limited by applicable bankruptcy, reorganization, insolvency, moratorium, or similar laws affecting creditors' rights and remedies generally or by general equity principles (and excepting specific performance as a remedy);

               (iv) Planet has taken all corporate action necessary for its due performance under this Agreement;

               (v) The execution and delivery by Planet of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach of any provisions of, Planet's Certificate of Incorporation or By-Laws or, to the best of such counsel's knowledge after inquiry and based upon information provided by Planet, constitute a default under or give rise to a right of termination, acceleration, or cancellation under any agreement under which Planet or any of its properties are bound or violate any court order, writ or decree of injunction applicable to Planet;

               (vi) Such counsel does not know, after inquiry, of (a) any actions, suits or other legal proceedings or investigations pending or threatened against or relating to or materially adversely affecting Planet; and (b) any unsatisfied judgments against Planet.

               (vii) The authorized and, to such counsel's best knowledge after inquiry, outstanding capitalization of Planet is as set forth in Section 4(j), all of the outstanding shares of Planet's common stock are validly issued, fully-paid and non-assessable, without preemptive rights, and to the best of counsel's knowledge after inquiry, there are no outstanding subscriptions, options, rights, warrants or other transfer agreements (whether oral or written), other than as set forth in Section 4(j) of this Agreement.

          7(f)        Officers' Certificate7(f)  Officers' Certificate.  There
                      ---------------------
shall be delivered to Stockholders an officers' certificate, signed by A.W. Dugan, President to the effect that all of the representations and warranties of Planet set forth herein are true and complete in all material respects as of the Closing Date, and that Planet has complied in all material respects with its covenants and agreements set forth herein required to be complied with by the closing.

          7(g)         Indemnification Agreement.  There shall be delivered to
                       -------------------------
stockholders an Indemnification Agreement whereby New Planet Resources, Inc. indemnifies Planet, its officers, directors and shareholders from any liability, cost, expense or damage with respect to the mineral property transferred from Planet to New Planet. The Indemnification Agreement will be substantially in the form of Exhibit "J" hereto.

     8. CONDITIONS PRECEDENT TO OBLIGATIONS OF PLANET8. Conditions Precedent to Obligations of Planet. All obligations of Planet under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions:

          8(a)        Truth of Representations and Warranties.  8(a)  Truth of
                      -------- ------------------------------
Representations and WarrantiesThe representations and warranties by Stockholders contained in Section 3 this Agreement or in any certificate or document delivered to Planet pursuant to the provisions hereof shall be true in all material respects at and as of the time of Closing as though such representations and warranties were made at and as of such time.

          8(b)          Compliance  with  Covenants.    8(b)   Compliance with
                        ---------------------------
CovenantsThe Stockholders shall have performed and complied with all Covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

          8(c)      Delivery of Investment Letter.8(c)  Delivery of Investment
                    -----------------------------
Letter Each of Stockholders shall have delivered to Planet an "investment letter" in the form attached as Exhibit "G," setting out that the shares being acquired are restricted shares and are being acquired for investment purposes only, and not with a view to public resale or distribution.

          8(d)          Delivery of Exhibits and Schedules.  8(d)  Delivery of
                        ----------------------------------
Exhibits and SchedulesThe Stockholders shall have delivered all of the exhibits and schedules required herein to Planet and such exhibits, schedules and Financial Statements shall have been acceptable to Planet, in its sole and absolute discretion.

          8(e)     Opinion of Counsel.  8(e)  Opinion of CounselNational shall
                   ------------------
have delivered to Planet an opinion of counsel, dated the Closing Date, to the effect that:

               (i) National is a corporation duly organized, validly existing and in good standing under the laws of Texas;

               (ii) National has the corporate power to carry on its business as now being conducted;

               (iii) Except as referred to herein, such counsel knows, after inquiry, of (a) no actions, suit or other legal proceedings or investigations pending or threatened against or relating to or materially adversely affecting National; and (b) no unsatisfied judgments against National;

               (iv) The authorized capitalization of National is as set forth in Section 3(n), all of the outstanding shares of common stock of National are validly issued, fully-paid and non-assessable, without preemptive rights, and to the best of counsel's knowledge, after inquiry, there are no outstanding subscriptions, options, rights, warrants or other transfer agreements (whether oral or written) obligating National to issue or transfer from treasury any of its securities except as set forth in Section 3(n) of this Agreement. When duly transferred to Planet as provided herein, to the best of such counsel's knowledge after inquiry, Planet will own all of the issued and outstanding common stock of National subject to registration of the transfer of such shares by the directors of National and due stamping of the share transfer.

               (v) National is the owner of the intellectual property described on Schedule 7 hereto free and clear of any claims liens or charges.

     9. INDEMNIFICATION9. Indemnification. Subject as set out in Section 10, each party to this Agreement shall indemnify and hold harmless each other party to this Agreement at all times after the date of this Agreement against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs and expenses including attorney's fees (through all appeals) incident to any of the foregoing, resulting from any misrepresentation or breach of warranty contained in
Section 3 or 4 as appropriate on the part of such party under this Agreement. Subject to the terms of this Agreement, the defaulting party shall reimburse the other party or parties, on demand, for any reasonable payment made by said parties at any time after Closing, in respect of any liability or claim to which the foregoing indemnity relates, if such payment is made after reasonable notice to the other party to defend or satisfy the same and such party failed to defend or satisfy same.

     10. NATURE OF REPRESENTATIONS AND WARRANTIES10. Nature of Representations and Warranties. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance on the representations, warranties, covenants and agreements contained in this Agreement or at the Closing of the transactions herein provided for, and any investigation which they might have made or any other representations, warranties, agreements promises or information, written or oral, made by the other party or any other person shall not be deemed a waiver of any breach of any such representation, warranty, covenant or agreement.

     11. DOCUMENTS AT CLOSING11. Documents at Closing. At the Closing, the following transactions shall occur, all of such transactions being deemed to occur simultaneously:

          11(a)     Documents Delivered by the Stockholders.  11(a)  Documents
                    ---------------------------------------
Delivered by the StockholdersStockholders will deliver, or cause to be delivered, to Planet the following:

               (i) stock certificates for the shares of common stock of National being exchanged hereunder, duly endorsed or with stock powers attached in blank but subject to a customary restrictive stock legend.

               (ii) the opinion of counsel for National as set forth herein;

               (iii) a certificate from the Secretary of State of Texas dated not more than fifteen (15) days prior to the date of Closing to the effect that National is in good standing under the laws of the said state; and

               (iv) such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement;

          11(b)     Documents Delivered by Planet.  11(b)  Documents Delivered
                    -----------------------------
by  PlanetPlanet  will  deliver  or  cause to be delivered to Stockholders and
National:

               (i) stock certificates for the Shares subject to a customary restrictive stock legend;

               (ii) all corporate records of Planet, including without limitation corporate minute books (which shall contain copies of the Certificate of Incorporation and By-Laws, as amended to the Closing), stock books, stock transfer books, corporate seals, and such other corporate books and records as may reasonably requested by the Stockholders and their counsel;

               (iii) a certificate of Planet's officers to the effect that all representations and warranties of Planet made under this Agreement are reaffirmed on the Closing Date, as though originally given to Stockholders and National on said date;

               (iv)         the opinions of Planet's counsel set forth herein;

               (v) a Certificate from the Secretary of State of Delaware dated at or about the date of Closing that Planet is in good standing under the laws of said state; and

               (vi) such other instruments and documents, if any, as are required to be delivered pursuant to the provisions of this Agreement, or which may be reasonably requested in furtherance of the provisions of this Agreement.

     12.          MISCELLANEOUS12.    Miscellaneous.

          12(a)     Further Assurances12(a)  Further Assurances.  At any time,
                    ------------------
and from time to time, after the Closing, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement;

          12(b)         Waivers12(b)  Waivers.  Any failure on the part of any
                        -------
party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.
     12(c)        Notices12(c)  Notices.  All notices and other communications
                  -------
hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested to the following addresses, or such other addresses as are given to other parties in the manner set forth herein.

     Planet:                    Planet  Resources,  Inc.
                                1415  Louisiana,  Suite  3100
                                Houston, Texas 77002
                                Attn:    A.W.  Dugan,  President
                                Tel:    (713)  658-1142

     With  a  copy  to:          Robert  L.  Sonfield,  Jr.,  Esq.
                                 Sonfield  &  Sonfield
                                 770  South  Post  Oak  Lane,  Suite  435
                                 Houston,  Texas  77056-1913
                                 Tel:    (713)  877-83333

     National:                   National  Law  Library,  Inc.
                                 1  Park  Ten  Place,  Suite  200
                                 Houston,  Texas  77084
                                 Attn:  Hunter  M.A.  Carr,  Chairman  &  CEO

     With  a  copy  to:          Jonathan  C.  Gilchrist
                                 1  Park  Ten  Place,  Suite  200
                                 Houston,  Texas  77084

     12(d)       Headings12(d)  Headings.  The section and subsection headings
                 --------
in this Agreement are inserted for convenience and shall not affect in any way the meaning or interpretation of this Agreement.

          12(e)          Counterparts. (e)  Counterparts This Agreement may be
executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile signature by any party on a counterpart of this Agreement shall be binding and effective for all purposes. Such party shall, however, subsequently deliver to the other party an original executed copy of this Agreement.

          12(f)      Governing Law. 12(f)  Governing Law  This Agreement shall
                     -------------
be  governed  by  the  laws  of  Delaware.

          12(g)          Binding Effect. 12(g)  Binding Effect  This Agreement
                         --------------
shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

          12(h)      Entire Agreement. 12(h)  Entire Agreement  This Agreement
                     ----------------
is the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

          12(i)          Time12(i)    Time.    Time  is  of  the  essence.
                         ----

          12(j)          Severability12(j)  Severability.  If any part of this
                         ------------
Agreement is determined by a court of competent jurisdiction to be unenforceable, the balance of the Agreement shall remain in full force and effect.

          12(k)     Default Costs12(k)  Default Costs.  In the event any party
                    -------------
hereto has to resort to legal action to enforce any of the terms hereof, such party shall be entitled to collect attorneys' fees and other costs from the party in default.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


ATTEST:                                  PLANET  RESOURCES,  INC.



By:/s/Jacque  N.  York                    By:/s/A.W.  Dugan
   -------------------                       --------------
     Jacque  N.  York,  Secretary          A.W.  Dugan,  President


ATTEST:                                          NATIONAL  LAW  LIBRARY,  INC.



By:/s/Jonathan  C.  Gilchrist                    By:/s/Hunter  M.A.  Carr
   --------------------------                       ---------------------
     Jonathan  C.  Gilchrist, Acting Secretary     Hunter M.A. Carr, President


                  STOCKHOLDERS OF NATIONAL LAW LIBRARY, INC.




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